Exhibit 99.1 Morgan Stanley Leveraged Finance Conference June 5, 2018 Any copying, distribution or use of any of the information contained herein that is not expressly permitted by Altisource in writing is STRICTLY PROHIBITED. Altisource, the Altisource logo, the “REAL” family of trademarks and service marks, and certain other marks identified herein are trademarks or service marks © 2018 Altisource. All rights reserved. of Altisource Solutions S.á r.l. or its subsidiaries. © 2018 Altisource. All rights reserved.

Forward-Looking Statements and Estimates This presentation contains forward-looking statements that involve a number of risks and uncertainties. These forward- looking statements include all statements that are not historical fact, including statements about management’s beliefs and expectations. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe,” “potential” and similar expressions. Forward-looking statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to the future and are not statements of historical fact, actual results may differ materially from what is contemplated by the forward-looking statements. Altisource undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, our ability to retain existing customers and attract new customers and the potential for changes in our customer relationships, including the possibility of early termination of our Cooperative Brokerage Agreement with New Residential Investment Corp. or the possibility that we may not be successful in negotiating a satisfactory services agreement with New Residential Investment Corp.; the possibility that Ocwen Financial Corporation’s acquisition of PHH Corporation will not be completed; various risks relating to our ability to effectively manage our regulatory and contractual obligations; the adequacy of our financial resources, including our sources of liquidity and ability to repay borrowings and comply with our Credit Agreement, including the financial and other covenants contained therein; and other risks and uncertainties detailed in the “Forward-Looking Statements,” “Risk Factors” and other sections of Altisource’s Form 10-K and other filings with the Securities and Exchange Commission. The financial projections and scenarios contained in this presentation are expressly qualified as forward-looking statements and Altisource makes no representation that the actual financial results will be the same as those set out in the financial projections and scenarios. These financial projections and scenarios should not be unduly relied upon. © 2018 Altisource. All rights reserved. 1

Non-GAAP Measures Adjusted Operating Income, Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA, Cash Flows From Operating Activities Less Capital Expenditures, Adjusted Cash Flows From Operating Activities Less Capital Expenditures, Net Debt Less Marketable Securities and Cash Interest Expense, which are presented elsewhere in the presentation, are non-GAAP measures used by management, existing shareholders, potential shareholders and other users of our financial information to measure Altisource’s performance and do not purport to be alternatives to income (loss) from operations, net income (loss) attributable to Altisource, cash flows from operating activities, long-term debt, including current portion and interest expense as measures of financial performance. We believe these measures are useful to management, existing shareholders, potential shareholders and other users of our financial information in evaluating operating profitability and cash flow generation more on a basis of continuing cost and cash flows as they exclude amortization expense related to acquisitions that occurred in prior periods, depreciation expense, financing expense and costs related to the development of new businesses and technologies, as well as the effect of more significant non-recurring items from earnings, cash flows and long-term debt net of cash on-hand and marketable securities. We believe these measures are useful in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Furthermore, we believe the exclusion of more significant non-recurring items enables comparability to prior period performance and trend analysis. It is management’s intent to provide non-GAAP financial information to enhance the understanding of Altisource’s GAAP financial information, and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies. The non-GAAP financial information presented should not be unduly relied upon. These non-GAAP measures are presented as supplemental information and reconciled to the appropriate GAAP measures in the Appendix. © 2018 Altisource. All rights reserved. 2

Table of Contents Altisource Overview ……………..……………………………........ 4 Key Investment Highlights ….……………………………….......... 12 Core Businesses in Focus …...….…………….……………......... 24 Appendix ………………………….………………………………… 29 © 2018 Altisource. All rights reserved. 3

Altisource Overview © 2018 Altisource. All rights reserved. 4

Vision: To be the premier real estate and mortgage marketplace connecting market participants and providing related services © 2018 Altisource. All rights reserved. 5

About Altisource Altisource is a leading provider of services and technologies for the mortgage and real estate industries, focusing on the needs of servicers, real estate investors, originators and consumers TTM 3/31/18 2017 Total Service Revenue1 Addressable U.S. Market2 Servicer Services and technologies for mortgage Solutions servicers to manage delinquencies, $669 million $6 billion preserve, maintain, market and sell homes Real Estate Services and technologies for residential Investor real estate investors to buy, manage, $77 million3 $225 billion3 Solutions renovate, lease and sell investment homes Origination Services and technologies for loan Solutions originators to grow their business and $49 million $23 billion underwrite and sell loans Consumer Services and technologies for Real Estate consumers to purchase and sell homes $5 million $124 billion Solutions 1 Trailing twelve months (“TTM”) excludes $58 million Service Revenue from customer relationship management, asset recovery management and IT infrastructure services recorded in Other Businesses, Corporate and Eliminations 2 Source: Altisource estimates 3 Includes the sales price of single family rental homes sold © 2018 Altisource. All rights reserved. 6

Our Services and Technologies1 Altisource has scalable, nationwide businesses that can drive growth across our strategic businesses Real Estate Title and Property Valuation Online Insurance Property Brokerage Escrow Preservation and Auction Management Inspection Servicer Solutions √ √ √ √ √ √ √ Origination Solutions √ √ √ Real Estate Investor √ √ √ √ Solutions √ √ √ Consumer Real Estate Solutions √ √ √ √ √ 1 The services and technologies listed in this Slide represent approximately 75% of our 2017 service revenue © 2018 Altisource. All rights reserved. 7

Servicer Solutions Real Estate Loan Pre- Asset Home Servicing Delinquency Foreclosure Brokerage Origination Foreclosure Management Management Our Solutions We provide services and technologies for loan servicers to manage delinquencies, preserve, maintain, market and sell homes Property Foreclosure Preservations Background Trustee & Inspections As a result of the credit crisis and the subsequent loan servicer consolidation, this business grew rapidly by providing servicers with outsourced Default REO Appraisal & services and technology for their delinquent Services Valuations portfolios Technologies Servicer Solutions is leveraging its national scale and comprehensive suite of solutions to expand its Title & Vendor footprint to bank and non-bank servicers of FHA Settlement Management portfolios and asset-backed investment funds with REO Asset REO and whole loan portfolios. Our customers Management, include 7 of the top 10 servicers and 1 of the GSEs, Brokerage and Online Auction among others © 2018 Altisource. All rights reserved. 8

Real Estate Investor Solutions Real Estate Loan Pre- Asset Home Servicing Delinquency Foreclosure Brokerage Origination Foreclosure Management Management Our Solutions We provide services and technologies for residential real estate investors to buy, manage, renovate, lease and sell investment homes Title & Home Settlement, Purchases Valuations Background Historically, this business generated the majority of its revenue and earnings from providing Front Yard Home Home Residential Corporation (NYSE: RESI) with outsourced Disposition Renovations services to support its non-performing loan, REO, and Services single family rental portfolios Leveraging Altisource’s suite of real estate related Property services and expertise in managing rental properties, we Home Leasing Management are transitioning this business to focus on sourcing residential real estate investments for investors, and providing related services © 2018 Altisource. All rights reserved. 9

Origination Solutions Real Estate Loan Pre- Asset Home Servicing Delinquency Foreclosure Brokerage Origination Foreclosure Management Management Our solutions We provide services and technologies for loan originators to grow their business and underwrite and sell loans Background Origination Solutions supports the growth and profitability of correspondent lenders and mid-tier mortgage bankers through our suite of origination products. We do so primarily by leveraging the Lenders One cooperative, which represented approximately 16%1 of the 2017 originations market, and our Mortgage Builder loan origination software, customer base Growing Lenders One membership and the associated higher loan origination volume drives more closed loans to Lenders One correspondent lenders. Altisource sells its variety of products and services to correspondent lenders, Lenders One members, Mortgage Builder customers and others 1 Sources: Altisource estimates, U.S. loan originations for 2017 based on the Mortgage Bankers Association estimates dated January 20, 2018 © 2018 Altisource. All rights reserved. 10

Consumer Real Estate Solutions Real Estate Loan Pre- Asset Home Servicing Delinquency Foreclosure Brokerage Origination Foreclosure Management Management Our Solutions We provide consumers with a technology enabled real estate brokerage and the suite of services typically used in connection with a home purchase and sale transaction in a convenient, easy-to-use manner Background With Owners.com®, Altisource leverages its experience operating a top 10, nationwide real estate brokerage and one of the largest online Services real estate auction marketplaces Originally a for-sale-by-owner business, Owners.com® launched its buy-side brokerage offering in February 2016 in Atlanta and South Florida and now serves 25 markets in 8 states © 2018 Altisource. All rights reserved. 11

Key Investment Highlights © 2018 Altisource. All rights reserved. 12

Key Investment Highlights Counter-cyclical businesses positioned to benefit from loosening Attractive Industry Dynamics 1 credit standards and growing FHA issuance A client base that includes some of the largest players in the Large Growth Opportunities 2 servicing and origination industry consolidation Historical track record of incubating, launching and expanding Historical Track Record 3 services Capital light business model with strong free cash flow generation Attractive Financial Profile 4 and a highly variable cost structure Long term contracts with Ocwen1 and NRZ1 provide significant cash 5 Strong Cash Flow Coverage flow coverage Experienced 6 Experienced management team with significant equity ownership Management Team 1 See Altisource’s 1st Quarter 2018 SEC Form 10-Q filed on April 26, 2018 and Altisource’s 2017 SEC Form 10-K filed on February 22, 2018 for additional information © 2018 Altisource. All rights reserved. 13

1 Attractive Industry Dynamics Aggregate household debt is increasing Conventional and FHA purchase money since its most recent trough in Q2 2013 mortgages exhibit decreasing FICO scores Total Debt Balance and its Composition ($ trillions) 100% 745 14 740 80% 12 735 10 60% 730 8 40% 725 6 720 20% 4 715 2 Purchase Issuance (%) 0% 710 0 2012 2013 2014 2015 2016 2017 FICO <680 FICO 680-740 03:Q1 03:Q3 04:Q1 04:Q3 05:Q1 05:Q3 06:Q1 06:Q3 07:Q1 07:Q3 08:Q1 08:Q3 09:Q1 09:Q3 10:Q1 10:Q3 11:Q1 11:Q3 12:Q1 12:Q3 13:Q1 13:Q3 14:Q1 14:Q3 15:Q1 15:Q3 16:Q1 16:Q3 17:Q1 17:Q3 Mortgage HE Revolving Auto Loan Credit Card Student Loan Other FICO >740 Wtd Avg FICO FHA mortgages have higher delinquency rates FHA issuance is increasing as a percentage than conventional Agency mortgages of Agency issuance Overall Issuance ($ billion) Mortgage Delinquency Rate, By Loan Type 1,688 1,658 1,800 70% Seasonally adjusted, based on loan count, excludes loans in foreclosure 1,540 1,469 15% 1,600 1,335 1,244 1,303 60% 12% 1,400 1,139 920 50% 9% 1,200 1,000 31% 34% 34% 40% 26% 24% 25% 6% 27% 800 25% 34% 30% 3% 600 20% 0% 400 200 10% - 0% 2009 2010 2011 2012 2013 2014 2015 2016 2017 All mortgages Conventional FHA VA FHA Freddie Fannie FHA % Sources: Federal Reserve Bank of New York, Fannie Mae, Freddie Mac, Ginnie Mae and Nomura Securities © 2018 Altisource. All rights reserved. 14

1 Attractive Industry Dynamics FHA loans outstanding are growing Outstanding Residential Debt ($ billions) 9,506 9,493 9,434 9,516 9,056 9,192 8,868 8,916 8,787 8,771 8,781 8,942 8,019 2,828 2,729 2,528 2,768 7,082 2,533 2,711 2,852 2,611 2,595 2,559 2,563 2,630 6,319 2,857 296 5,528 1,134 203 1,360 439 376 2,509 1,507 948 794 661 555 498 255 4,884 292 274 1,337 522 455 401 352 316 1,762 4,406 2,209 654 1,599 830 823 1,375 1,473 1,801 981 578 990 1,111 1,224 1,313 1,587 661 867 396 442 690 1,585 429 358 550 367 1,781 1,644 1,750 394 248 444 406 365 1,670 1,736 1,637 1,543 1,469 1,483 1,513 1,578 324 152 517 1,456 569 1,143 1,194 1,304 579 1,099 963 810 2,275 2,436 2,646 2,492 2,456 2,486 2,544 2,541 2,548 2,607 2,737 1,723 1,761 1,821 1,988 1,001 1,219 1,434 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Fannie Mae Freddie Mac Ginnie Mae Subprime Non-Subprime Bank Portfolios Total FHA borrowers have higher LTV and lower FICO Non-bank servicers are increasing their market share scores compared to GSE borrowers in FHA servicing 1,200.0 34.7% 40.0% 35.0% 1,000.0 29.0% 2017 Originations 23.7% 30.0% 800.0 551.1 25.0% 155.0 191.6 431.4 GSEs FHA 600.0 323.3 20.0% 13.0% 15.0% FICO 741 690 400.0 15.2% 10.0% 200.0 LTV 75 95 585.4 571.6 521.9 481.2 469.4 5.0% - 0.0% DTI 35 42 January 1, 2014 January 1, 2015 January 1, 2016 January 1, 2017 February 1, 2018 Banks Non-Banks Non-Banks (% Total UPB) Sources: Fannie Mae, Freddie Mac, Ginnie Mae, Intex and Nomura Securities. © 2018 Altisource. All rights reserved. 15

2 Large Growth Opportunities

FHA is growing its market share of total originations	Our clients represent some of the largest players in the servicing and origination industry consolidation	Servicers and originators are consolidating their vendor footprint	Fixed income investors are driving demand for single family rentals	Slowing origination volumes are driving process outsourcing
• FHA issuance grew to 34% of combined Freddie, Fannie and Ginnie issuance volumes in 2017, up from 26% in 2009[1] • FHA mortgages exhibit higher delinquency rates than conventional agency mortgages[2]	• Origination and servicing costs are rising in the backdrop of increasing regulatory requirements • Current clients are acquiring MSR portfolios from smaller originators and servicers • Current clients are acquiring smaller originators and servicers that are restructuring	• Servicer and originators are consolidating their vendor footprint to high performers with national scale • Clients are expanding business with vendors who offer comprehensive solutions across the mortgage lifecycle • New clients are increasingly turning to vendors with a marquee client base for referrals	• Fixed income investors are driving demand for turn-key solutions in the U.S. single family rental market • Successful operators need multiple acquisition channels and scalable renovation vendor management. • Highly fragmented market with limited large scale turnkey solution providers[3]	• Rising underwriting costs and declining origination volumes are driving the outsourcing of underwriting processes[4] • Growth of non-qualified mortgages is generating demand for loan certification insurance to protect against loan manufacturing defects • Mid-sized mortgage bankers desire expanded access to capital markets and correspondents, seek access to greater closed loan volume

[1,2] Sources: Federal Reserve Bank of New York, Fannie Mae, Freddie Mac, Ginnie Mae and Nomura Securities
[3] Sources: Current Population Survey/Housing Vacancy Survey, Series H-111, U.S. Census Bureau
[4] Source: Mortgage Bankers Association

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3 Historical Track Record Historical record of incubating, launching and expanding services Service Revenue1,2 ($ million) 808 795 Year Services Launched 746 5 7 40 46 2017 24 669 49 44 27 14 2016 50 160 152 2015 49 151 484 49 2014 5 126 40 25 55 2013 53 44 336 50 2012 1 40 2011 345 423 218 49 202 262 420 16 2010 136 30 129 2009 72 15 89 57 Pre-Spin 24 116 149 128 63 83 98 78 60 48 Total 2009 2010 2011 2012 2013 2014 2015 2016 2017 1 Excludes the following: (i) service revenue from post-charge-off consumer debt collection services, customer relationship management services, IT infrastructure management services (ii) Equator acquisition related deferred revenue (iii) service revenue from Ocwen-facing servicer solutions technologies and (iv) certain services that we discontinued 2 Service revenue of businesses that were acquired are treated as if the services were launched during the year of acquisition. However, fee-based businesses acquired from Homeward Residential, Inc. and Residential Capital, LLC comprised services that existed at the time of acquisition. Therefore, the service revenue from those services are included in the years those services were launched by Altisource © 2018 Altisource. All rights reserved. 17

4 Attractive Financial Profile Altisource has used some of its cash flow to reduce Debt and Net Debt while maintaining strong liquidity 700 Total Debt ($ millions) Net Debt Less Marketable 250 Cash and Cash Equivalents and 500 Securities1 Marketable Securities 600 30% 450 ($ millions) ($ millions) 200 592 reduction 400 430 34% reduction 500 537 195 350 179 480 357 150 400 300 161 414 412 154 250 285 286 300 127 200 259 100 200 150 100 50 100 50 0 0 0 12/31/14 12/31/15 12/31/16 12/31/17 03/31/18 12/31/14 12/31/15 12/31/16 12/31/17 03/31/18 12/31/14 12/31/15 12/31/16 12/31/17 03/31/18 – Since December 31, 2014, Altisource reduced its total debt by $179.4 million, including voluntary purchases of $160.1 million par value at a weighted average discount of 11.4% – On April 3, 2018, Altisource refinanced its Senior Secured Term Loan extending the maturity from December 2020 to April 2024. The new SSTL has no maintenance covenants, carries over the available baskets for restricted payments from our previous credit agreement, and reduces net debt by the value of marketable securities2 in determining whether excess cash flow sweeps are required – Altisource plans to continue to opportunistically purchase its common stock and reduce debt through contractual amortization given the strong cash flows from the Ocwen and NRZ portfolios and the progress we are making with existing and new customers 1 This is a non-GAAP measure defined and reconciled in the Appendix Note: Numbers may not sum due to rounding 2 Up to $75 million © 2018 Altisource. All rights reserved. 18

4 Attractive Financial Profile Significant Free Cash Flow Generation as a Limited Capital Expenditures Percentage of Debt Adjusted Cash Flows From Operating Activities less Capital Expenditures1 (A) ` Net Debt less Marketable Securities1 (B) Capital Expenditures ($ millions) 70.0 $500.00 A as % of B 60% $450.00 430.2 55% 60.0 $400.00 50% 357.3 50.0 $350.00 45% $300.00 284.6 285.6 40.0 266.2 259.4 40% $250.00 35% 30.0 $200.00 57% 45% $150.00 31% 41% 30% 20.0 39% 31% $100.00 25% 159.2  10.0 $50.00 151.3  132.6  116.6  99.9  89.8  20% 34.1 64.8 36.2 23.3 10.5 9.8 $0.00 15% 0.0 2013 2014 2015 2016 2017 LTM 2013 2014 2015 2016 2017 LTM 3/31/18 3/31/18 High Fixed Charge Coverage Ratio Highly variable cost structure allows significant operating flexibility 1 More variable Less variable 10.0 Adjusted EBITDA less Capital Expenditures to 3 1 Outside Fees and Services 9.0 Cash Interest Expense Employee Costs (COR) 8.0 9.1 Marketing Costs 7.0 7.8 Employee Costs (SG&A) 6.0 7.2 7.1 5.0 Technology and Telecommunications 5.7 4.0 5.3 Occupancy Related Costs 3.0 Professional Services 2.0 Other Costs 1.0 45% 31% 2% 7% 5% 5% 2% 3% 0.0 2013 2014 2015 2016 2017 LTM 2017 Costs as a % of Total Costs2 1 This is a non-GAAP measure defined and reconciled in the Appendix 3/31/18 2 Excludes reimbursable expenses, interest expense, depreciation and intangible asset amortization 3 Includes costs of short-term investments in real estate © 2018 Altisource. All rights reserved. 19

5 Strong Cash Flow Coverage We anticipate that the existing Ocwen and NRZ portfolios, with UPB of $179 billion as of December 31, 2017, will provide an estimated $2.1 billion of revenue and approximately $770 million of EBITDA through 20251 600 $ millions 500 535 Service Revenue EBITDA 400 413 300 311 200 246 202 195 147 155 100 118 123 94 97 73 58 45 36 0 2018 2019 2020 2021 2022 2023 2024 2025 – The projections assume run-off of the portfolio and a decline in delinquencies consistent with recent trends; potential growth from Ocwen, NRZ or an economic downturn are not factored into these projections – EBITDA does not consider corporate and segment overhead – The projections do not include revenue from Ocwen’s announced acquisition of PHH Corporation 1 This is an estimate and actual results could differ materially from what is presented here © 2018 Altisource. All rights reserved. 20

5 Strong Cash Flow Coverage Estimated cash flows from the Ocwen and NRZ portfolio provide significant coverage Table A – Non-GSE Delinquency Rate Scenarios 2018 2019 2020 2021 2022 2023 2024 2025 1 2 Present Value of OCN / NRZ Cash Flow as % -2 pp 5 15.6% 14.0% 12.5% 11.2% 10.0% 9.0% 8.0% 7.1% 3,7 of Net Debt Less Marketable Securities -1 pp 5 16.6% 15.0% 13.5% 12.2% 11.0% 10.0% 9.0% 8.1% Base 17.6% 16.0% 14.5% 13.2% 12.0% 11.0% 10.0% 9.1% Non‐GSE Delinquency Scenario4 +1 pp 5 18.6% 17.0% 15.5% 14.2% 13.0% 12.0% 11.0% 10.1% ‐2 pp5 ‐1 pp5 Base +1 pp5 +2 pp5 +2 pp 5 19.6% 18.0% 16.5% 15.2% 14.0% 13.0% 12.0% 11.1% -10% 86% 99% 113% 126% 139% Service Revenue  -5% 95% 109% 123% 137% 151% per Delinquent  Base 103% 118% 133% 148% 162% Non‐GSE Loan  Table B – Service Revenue per Delinquent Non-GSE Loan Scenarios 112% 128% 143% 158% 174% 6 5% Scenario ($) 2018 2019 2020 2021 2022 2023 2024 2025 10% 121% 137% 153% 169% 185% -10% 2,866 2,866 2,866 2,866 2,866 2,866 2,866 2,866 -5% 3,025 3,025 3,025 3,025 3,025 3,025 3,025 3,025 Base 3,184 3,184 3,184 3,184 3,184 3,184 3,184 3,184 5% 3,343 3,343 3,343 3,343 3,343 3,343 3,343 3,343 10% 3,502 3,502 3,502 3,502 3,502 3,502 3,502 3,502 1 Discount rate used:5.5% 2 Estimated Ocwen and NRZ cash flow was discounted to its present value by using EBITDA from the prior slide and allocating the (i) pro-rata portions of segment overhead, corporate overhead, cash taxes, capital expenditures and (ii) the full interest expense on the senior secured term loan through March 31, 2024 3 Balance as of March 31, 2018 4 See Table A for non-GSE delinquency rates used in the scenarios 5 Percentage point difference from the base scenario 6 See Table B for service revenue per delinquent non-GSE loan used in the scenarios 7 This is a non-GAAP measure defined and reconciled in the Appendix © 2018 Altisource. All rights reserved. 21

5 Strong Cash Flow Coverage Ocwen’s recent announcement of its acquisition of PHH Corporation positions it for growth • Anticipate providing the PHH portfolio with the same fee-based services that we provide on Ocwen’s current portfolio following the closing of Ocwen’s announced anticipated acquisition of PHH, which, on a pro forma basis, serviced and subserviced approximately 553,000 loans as of December 31, 20171 • Altisource has long-term agreements with Ocwen to provide the outsourced fee-based services on Ocwen’s servicing portfolio. Similar to Ocwen’s other servicing acquisitions, Altisource anticipates that it will provide these fee-based services on the PHH servicing portfolio 1 The number of loans serviced and subserviced by PHH as of December 31, 2017 (672,000 loans) has been reduced herein by 118,550 loans related to February 2018 notices received from three of PHH’s subservicing clients of their intent to transfer these loans to other servicers. This information is based on Ocwen’s February 28, 2018 Investor Presentation “PHH Corporation Acquisition Overview” © 2018 Altisource. All rights reserved. 22

6 Experienced Management Team

- Management with significant experience within our industry
- Named Executive Officers collectively own approximately 6.89% of our common stock[1]



William B. Shepro
Chief Executive Officer & Director

Mr. Shepro was appointed CEO and to the Board of Altisource in August 2009. Mr. Shepro previously served as the President and COO of Ocwen Solutions at Ocwen Financial Corp.



Indroneel Chatterjee
Chief Financial Officer

Before joining Altisource in October 2017, served as Head of Credit Solutions, Global Markets at Nomura



Kevin J. Wilcox
Chief Administration and Risk Officer

Before joining Altisource in August 2009, served as Executive Vice President, Chief Administration Officer and Corporate Secretary for Ocwen Financial Corp.



John A. Vella
Chief Revenue Officer

Before joining Altisource in November 2013, served as Chief Operating Officer at Equator, LLC



Michelle D. Esterman
Executive Vice President, Finance

Before joining Altisource in March 2012, served as Senior Manager, Audit & Enterprise Risk Services for Deloitte & Touche, LLP



Justin Vedder
Chief Operating Officer, Origination Solutions[2]

Before joining Altisource in July 2015, served as Executive Vice President of CastleLine Risk and Insurance Services, LLC



Marcello Mastioni
President, Real Estate Marketplace

Before joining Altisource in August 2017, served as Vice President and Managing Director for EMEA at HomeAway



Vivek Bhandari
President, Real Estate Investor Solutions

Before joining Altisource in August 2009, served as the Vice President of Operations within the Financial Services division at Ocwen Financial Corp.



Joseph A. Davila
President, Servicer Solutions

Before joining Altisource in July 2011, served as Vice President of Operations at Capital One Financial

1 For purposes of this calculation, an individual is considered the beneficial owner of shares of common stock if he or she directly or indirectly has, or shares, voting power or investment power, as defined in the rules promulgated under the Exchange Act, or has the right to acquire such beneficial ownership within 60 days after March 21, 2018.
2 Effective July 1,2018

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© 2018 Altisource. All rights reserved.
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Core Businesses in Focus © 2018 Altisource. All rights reserved. 24

Strong Historical Growth of the Core Businesses Altisource has grown its Field Services and Hubzu businesses Altisource Service Revenue ($ millions) $1,000.00 938.7  940.9  942.6  899.6  $900.00  Altisource Field Services  Hubzu $800.00 662.1  $700.00 $600.00 466.9  $500.00 198.2  $400.00 334.8  213.7  247.0  201.8  $300.00 186.7  163.0  $200.00 7.1  70.5  $100.00 14.5  31.9  53.2  127.2 191.8 255.9 331.3 347.1 9.0 22.6 33.1 54.3 $0.00 2009 2010 2011 2012 2013 2014 2015 2016 2017 Recent transaction multiples for competitors highlight the potential value creation for shareholders 2 2017 Altisource EBITDA1 Competitor EBITDA2 Transaction Altisource Business Unit($1 millions) Competitor ($ millions) Multiple2 2 Altisource Field Services 62 Mortgage Contracting Services LLC 85 9.3x Hubzu 138 Ten-X,LLC (Auction.com) 95 17.3x 1 EBITDA calculations for Altisource Field Services and Hubzu include pro rata Servicer Solutions segment expense allocations but exclude certain corporate allocations 2 Source: S&P Global Levered Loan Commentary © 2018 Altisource. All rights reserved. 25

Financial Overview © 2018 Altisource. All rights reserved. 26

Financial Performance Service Revenue ($ millions) Capital Expenditures ($ millions) Operating Income Margin% 68.0 Adjusted Operating Income1 Margin% 58.0 $1,000 35% 28% 29% 29% $900 27% 30% 48.0 $800 22% 25% $700 20% 27% 38.0 20% $600 26% 24% 18% 16% 28.0 $500 22% 9% 15% $400 10% 18.0 8% 7% 10% $300 6% 5% 5% 8.0 $200 247.0 334.8 466.9 662.1 938.7 940.9 942.6 899.6 858.5 11.6 16.4 35.6 34.1 64.8 36.2 23.3 10.5 9.8 $100 0% -2.0 2010 2011 2012 2013 2014 2015 2016 2017 LTM 2010 2011 2012 2013 2014 2015 2016 2017 LTM 3/31/18 3/31/18 Cash Flows From Operating Activities Less EBITDA ($ millions) Capital Expenditures ($ millions) EBITDA1 Cash Flows From Operating Activities Less Capital Expenditures1 Adjusted EBITDA1 Adjusted Cash Flows From Operating ` 236.4  $250.00 224.5  ` Activities Less Capital Expenditures1 207.5  $180.00 184.5  $200.00 $160.00 116.6 $140.00 141.8  130.7  $150.00 121.8  $120.00 99.9  89.8 96.7  $100.00 $100.00 $80.00 66.9  $60.00 $50.00 $40.00 $20.00 41.2 95.2 81.0 151.3 132.6 159.2 103.5 55.6 66.0 63.8 92.8 138.2 205.1 234.2 219.7 150.3 126.4 116.1 $0.00 $0.00 2010 2011 2012 2013 2014 2015 2016 2017 LTM 2010 2011 2012 2013 2014 2015 2016 2017 LTM 3/31/18 3/31/18 1 This is a non-GAAP measure defined and reconciled in the Appendix © 2018 Altisource. All rights reserved. 27

Strong Free Cash Flow Coverage Strong Free Cash Flow Generation, Interest Coverage and Debt Coverage Ratios Adjusted Cash Flows From Operating Activities less Adjusted EBITDA1 less Capital Net Debt less Marketable Capital Expenditures1 (A) Expenditures to Cash Interest Securities1 to Adjusted EBITDA1 Net Debt less Marketable Securities1 (B) ` Expense $500.00 A as % of B 60% $450.00 430.2 55% 9.1 2.5 $400.00 50% 357.3 2.3 $350.00 7.8 45% 7.2 7.1 $300.00 284.6 285.6 274.5 2.0 266.2 40% 259.4 1.8 $250.00 5.7 35% 5.3 1.6 1.5 $200.00 57% 45% 30% 1.3 $150.00 31% 41% 39% 4.0 31% 25% $100.00 28% 20% $50.00 151.3  132.6  159.2  116.6  99.9  89.8  76.0  $0.00 15% 2013 2014 2015 2016 2017LTM 2018 3/31/18 Midpoint2 2013 2014 2015 2016 2017LTM 2018 2013 2014 2015 2016 2017LTM 2018 3/31/18 Midpoint2 3/31/18 Midpoint2 1 This is a non-GAAP measure defined and reconciled in the Appendix 2 2018 Scenarios are provided in slide 30 © 2018 Altisource. All rights reserved. 28

Appendix © 2018 Altisource. All rights reserved. 29

2018 Scenarios 2018 Scenarios Midpoint of $ millions Scenario A Scenario B Scenarios A and B Service Revenue $ 810 $ 900 $ 855 Related to Ocwen / NRZ $ 510 $ 560 $ 535 Unrelated to Ocwen / NRZ $ 300 $ 340 $ 320 Investments $ 45 $ 35 $ 40 Net Income Attributable to Altisource $ 6 $ 10 $ 8 1 $ 105 $ 113 $ 109 Adjusted EBITDA Cash Flows From Operating Activities $ 30 $ 21 $ 25 Adjusted Cash Flows From Operating Activities1 $ 80 $ 91 $ 85 Adjusted Cash Flows From Operating Activities $ 70 $ 82 $ 76 Less Capital Expenditures1 1 This is a non-GAAP measure defined and reconciled in the Appendix Note: Numbers may not sum due to rounding © 2018 Altisource. All rights reserved. 30

Non-GAAP Measures • Adjusted Operating Income, EBITDA, Adjusted EBITDA, Cash Flows From Operating Activities Less Capital Expenditures, Adjusted Cash Flows From Operating Activities Less Capital Expenditures, Net Debt Less Marketable Securities and Cash Interest Expense, are non-GAAP measures used by our Chief Executive Officer (our chief operating decision maker), existing shareholders and potential shareholders to measure Altisource’s performance • Adjusted Operating Income is calculated by adding intangible asset amortization expense, share-based compensation, non- cash impairment losses and litigation settlement loss, net of insurance recovery to, and deducting non-cash gains associated with reductions of the Equator earn out liability from, GAAP income (loss) from operations • EBITDA is calculated by deducting income tax benefit or adding income tax provision, interest expense (net of interest income), non-cash impairment losses, unrealized loss on investment in equity securities and depreciation and amortization less non-cash gains associated with reductions of the Equator earn out liability from, GAAP net income (loss) attributable to Altisource • Adjusted EBITDA is calculated by deducting income tax benefit or adding income tax provision, interest expense (net of interest income), non-cash impairment losses, unrealized loss on investment in equity securities, depreciation and amortization, litigation settlement loss (net of insurance recovery) and share-based compensation less non-cash gains associated with reductions of the Equator earn out liability from, GAAP net income (loss) attributable to Altisource • Cash Flow From Operating Activities Less Capital Expenditures is calculated by deducting capital expenditures from cash flows from operating activities • Adjusted Cash Flow From Operating Activities Less Capital Expenditures is calculated by adding litigation settlement loss (net of insurance recovery) and short-term real-estate investments related to the buy-renovate-lease-sell program to, and deducting capital expenditures from, cash flows from operating activities © 2018 Altisource. All rights reserved. 31

Non-GAAP Measures • Net Debt Less Marketable Securities is calculated as long-term debt, including current portion, minus cash and cash equivalents and marketable securities • Cash Interest Expense is calculated by deducting amortization of debt discount and debt issuance costs from GAAP interest expense • The reconciliations of non-GAAP measures to GAAP measures are shown on slides 33 to 35 © 2018 Altisource. All rights reserved. 32

Non-GAAP Measures

Reconciliation ($ in millions)	2010	2011	2012	2013	2014	2015	2016	2017	LTM 3/31/2018
Cash Flows From Operating Activities	52.8	111.6	116.5	185.5	197.5	195.4	126.8	66.1	75.9
Add: Litigation settlement loss[1]	-	-	-	-	-	-	-	28.0	-
Add: Increase in short-term real estate investments related to buy-renovate-lease-sell	-	-	-	-	-	-	13.0	16.4	23.8
Adjusted Cash Flows From Operating Activities	52.8	111.6	116.5	185.5	197.5	195.4	139.8	110.5	99.7
Cash Flows From Operating Activities	52.8	111.6	116.5	185.5	197.5	195.4	126.8	66.1	75.9
Less:Capital Expenditures	11.6	16.4	35.6	34.1	64.8	36.2	23.3	10.5	9.8
Cash Flows From Operating Activities Less Capital Expenditures	41.2	95.2	81.0	151.3	132.6	159.2	103.5	55.6	66.0
Add: Litigation settlement loss payment[1]	-	-	-	-	-	-	-	28.0	-
Add: Increase in short-term real estate investments related to buy-renovate-lease-sell	-	-	-	-	-	-	13.0	16.4	23.8
Adjusted Cash Flows From Operating Activities Less Capital Expenditures	41.2	95.2	81.0	151.3	132.6	159.2	116.6	99.9	89.8
Net Income Attributable to Altisource	49.3	71.1	110.6	130.0	134.5	41.6	28.7	308.9	298.2
Add: Income tax provision (benefit)	(0.4)	7.9	8.7	8.5	10.2	8.3	12.9	(276.3)	(280.2)
Add: Interest expense, net of interest income	0.1	0.1	1.0	19.4	23.3	28.1	24.3	22.0	22.0
Add: Impairment losses	2.8	-	-	-	37.5	71.8	-	-	-
Add: Unrealized loss on investment in equity securities	-	-	-	-	-	-	-	-	7.5
Less: Gain on Equator earn-out	-	-	-	-	(37.9)	(7.6)	-	-	-
Add: Depreciation and amortization	12.0	13.6	17.8	47.2	66.7	77.6	84.4	71.8	68.5
EBITDA	63.8	92.8	138.2	205.1	234.2	219.7	150.3	126.4	116.1
Add: Share-based compensation	3.1	3.9	3.6	2.4	2.2	4.8	6.2	4.3	5.8
Add: Litigation settlement loss[1]	-	-	-	-	-	-	28.0	-	-
Adjusted EBITDA	66.9	96.7	141.8	207.5	236.4	224.5	184.5	130.7	121.8

Net Debt Less Marketable Securities

Reconciliation ($ in millions)	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	3/31/2018	2018 Midpoint
Senior secured term loan	$396.5	$591.5	$536.6	$479.7	$413.6	$412.1	$387.3
Less: Cash and cash equivalents	(130.3)	(161.4)	(179.3)	(149.3)	(105.0)	(84.9)	(69.5)
Net Debt	266.2	430.2	357.3	330.4	308.6	327.2	317.8
Less: Marketable securities	-	-	-	(45.8)	(49.2)	(41.7)	($43.4)
Net Debt Less Marketable Securities	$266.2	$430.2	$357.3	$284.6	$259.4	$285.6	$274.5

[1] Net of insurance recovery

Note: Numbers may not sum due to rounding

Altisource
© 2018 Altisource. All rights reserved.
33

Non-GAAP Measures Reconciliation LTM 2010 2011 2012 2013 2014 2015 2016 2017 ($ in millions) 3/31/2018 Operating Income (Loss) 55.0 85.7 127.4 162.1 170.5 79.1 65.1 49.7 42.0 Add: Intangible asset amortization expense 4.9 5.3 5.0 28.2 37.7 41.1 47.6 35.4 33.4 Add:Share-based compensation 3.1 3.9 3.6 2.4 2.2 4.8 6.2 4.3 5.8 Add: Impairment loss 2.8 - - - 37.5 71.8 - - - Gain on Equator earn out liability - - - - (37.9) (7.6) - - - Add: Litigation settlement loss 1 - - - - - - 28.0 - - Adjusted Operating Income 65.8 94.9 136.1 192.6 209.9 189.2 146.9 89.3 81.1 Reconciliation LTM 2018 2013 2014 2015 2016 2017 ($ in millions except share count andper share values) 3/31/2018point Mid Interest Expense 20.3 23.4 28.2 24.4 22.3 22.3 26.7 Less: Amortization of debt discount (0.2) (0.3) (0.5) (0.4) (0.3) (0.3) (0.6) Less: Amortization of debt issuance costs (1.0) (1.2) (1.4) (1.1) (0.8) (0.8) (0.9) Cash Interest Expense 19.1 21.9 26.3 22.9 21.1 21.2 25.2 1 Net of insurance recovery Note: Numbers may not sum due to rounding © 2018 Altisource. All rights reserved. 34

Non-GAAP Measures 2018 Scenarios 1 Reconciliation ($ in millions ) A B Midpoint Net Income Attributable to Altisource 6 10 8 Add: Income tax provision 4 6 5 Add: Interest expense, net of interest income 27 27 27 Add: Depreciation and amortization 56 57 56 Add: Share-based compensation 8 9 9 Add: Loss on debt refinancing 4 4 4 Adjusted EBITDA 105 113 109 Cash Flows From Operating Activities 30 21 25 Add: Increase in short-term real estate investments related to buy-renovate-lease-sell 50 70 60 Adjusted Cash Flows From Operating Activities 80 91 85 Less: Capital Expenditures (10) (8) (9) Adjusted Cash Flows From Operating Activities Less Capital Expenditures 70 82 76 1 Scenarios assume an effective income tax rate of 30.0% Note: Numbers may not sum due to rounding © 2018 Altisource. All rights reserved. 35

© 2018 Altisource. All rights reserved.